ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                         June 1, 2000 - June 30, 2000
                                           -----------------------------

SETTLEMENT DATE:                           17-Jul-00
                                           ----------

A. SERIES INFORMATION

   ADVANTA LEASING RECEIVABLES CORP. VIII AND
   ADVANTA LEASING RECEIVABLES CORP. IX
   EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
   SERIES 1999-1

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
I. SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

   (a.)   Beginning Aggregate Contract Principal Balance ....................................                 $   58,358,814.83
                                                                                                              -----------------
   (b.)   Contract Principal Balance of all Collections allocable to Contracts ..............                 $    3,874,300.28
                                                                                                              -----------------
   (c.)   Contract Principal Balance of Charged-Off Contracts ...............................                 $      570,576.94
                                                                                                              -----------------
   (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of
          this Settlement Date ..............................................................                 $   53,913,937.61
                                                                                                              -----------------

          BALANCES ON THIS SETTLEMENT DATE
   (d.)   Class A Principal Balance as of this
          Settlement Date (Class A Note Factor)          0.4390466                                            $   43,411,223.43
                                                         ---------                                            -----------------
   (e1.)  Ending Class A-1 Principal Balance             0.0000000           $              -
                                                         ---------           ----------------
   (e2.)  Ending Class A-2 Principal Balance             0.8821999           $  33,965,515.43
                                                         ---------           ----------------
   (e3.)  Ending Class A-3 Principal Balance             1.0000000           $   9,445,708.00
                                                         ---------           ----------------
   (f.)   Ending Class B Principal Balance as of this
          Settlement Date (Class B Note Factor)          0.9054071                                            $   10,502,714.18
                                                         ---------                                            -----------------


II. COMPLIANCE RATIOS

    (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ....................                 $   58,483,749.43
                                                                                                              -----------------

    (b.)   CBR of Contracts 1 - 30 days delinquent ..........................................                 $    5,555,546.60
                                                                                                              -----------------
    (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation Date .........                              9.50%
                                                                                                              -----------------

    (d.)   CBR of Contracts 31 - 60 days delinquent .........................................                 $    2,342,418.49
                                                                                                              -----------------
    (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation Date ........                              4.01%
                                                                                                              -----------------

    (f.)   CBR of Contracts 61 - 90 days delinquent .........................................                 $    1,390,336.46
                                                                                                              -----------------
    (g.)    % of Delinquent Contracts 61- 90 days as of the related Calculation Date ........                              2.38%
                                                                                                              -----------------

    (h.)   CBR of Contracts > 91 days delinquent ............................................                 $      745,039.29
                                                                                                              -----------------
    (i.)    % of Delinquent Contracts > 91 days as of the related Calculation Date ..........                              1.27%
                                                                                                              -----------------

    (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .....                              7.66%
                                                                                                              -----------------
    (j2.)  Month 2:                  May-00 .................................................                              8.77%
                                     ------                                                                   -----------------
    (j3.)  Month 3:                  Apr-00 .................................................                              8.75%
                                     ------                                                                   -----------------
    (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ............                              8.39%
                                                                                                              -----------------

    (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ...........                              6.08%
                                                                                                              -----------------
    (k2.)  Month 2:                  May-00 .................................................                              1.99%
                                     ------                                                                   -----------------
    (k3.)  Month 3:                  Apr-00 .................................................                              2.01%
                                     ------                                                                   -----------------
    (k4.)  Three month rolling average % for Defaulted Contracts ............................                              3.36%
                                                                                                              -----------------

           Does the Cumulative Loss % exceed ................................................
    (l1.)  The Loss Trigger Level % from Beginning Period to and including 12th
           Collection Period ?  Y or N ......................................................                        NO
                                                                                                              -----------------
    (l2.)  The Loss Trigger Level % from 13th Collection Period to and including
           24th Collection Period ? Y or N ..................................................                        n/a
                                                                                                              -----------------
    (l3.)  The Loss Trigger Level % from 25th Collection Period and thereafter ? Y or N .....                        n/a
                                                                                                              -----------------

    (m1.)  Residual Realization for the related Collection Period ...........................                            125.80%
                                                                                                              -----------------
    (m2.)  Month 2:                  May-00 .................................................                            128.22%
                                     ------                                                                   -----------------
    (m3.)  Month 3:                  Apr-00 .................................................                            130.89%
                                     ------                                                                   -----------------
    (m4.)  Three month rolling average Residual Realization Ratio ...........................                            128.30%
                                                                                                              -----------------
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
      (n.)   Does the three month rolling Residual Realization ratio exceed 100%  Y or N ............                YES
                                                                                                             --------------------
III.  FLOW OF FUNDS
      (1.)   The amount on deposit in Available Funds ...............................................        $      5,052,209.90
                                                                                                             --------------------
      (2.)   The prepayment amounts deposited, if any, by the Issuers'  to the
             Collection Account for removal of defaulted contracts ..................................        $                -
                                                                                                             --------------------
      (3.)   Total deposits in the Collection Account to be used as available funds on this Payment
                Date ................................................................................        $      5,052,209.90
                                                                                                             --------------------

      (a.)   To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ..............        $        121,428.21
                                                                                                             --------------------
      (b.)   To the Servicer, the Servicing Fee and miscellaneous amounts, if any ...................        $         48,632.35
                                                                                                             --------------------
                To Series 1999-1 Noteholders:
      (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest for the related
             period. ................................................................................        $        262,059.10
                                                                                                             --------------------
                                  Interest on Class A-1 Notes ......................    $           -
                                                                                        --------------
                                  Interest on Class A-2 Notes ......................    $  207,746.28
                                                                                        --------------
                                  Interest on Class A-3 Notes ......................    $   54,312.82
                                                                                        --------------
      (d.)   Interest on Class B Notes for the related period .......................................        $         68,874.76
                                                                                                             --------------------
      (e.)   To Series 1999-1 Noteholders:
                To Class A, the total applicable Principal Payment ..................................        $      3,578,992.16
                                                                                                             --------------------
                                  Principal Payment to Class A-1 Noteholders .......    $            -
                                                                                        --------------
                                  Principal Payment to Class A-2 Noteholders .......    $ 3,578,992.16
                                                                                        --------------
                                  Principal Payment to Class A-3 Noteholders .......    $            -
                                                                                        --------------
                To Class B for applicable Principal Payment to the extent of the Class B Floor ......        $        865,885.06
                                                                                                             --------------------

      (f.)   To the Reserve Account:
                The amount needed to increase the amount in the Reserve Account to the Required Reserve      $                 -
                                                                                                             --------------------
      (g.)   Upon the occurrence of a Residual Event                 the lesser of:
                (A) the remaining Available Funds and .............................     $            -
                                                                                        --------------
                (B) the aggregate amount of Residual Receipts included in Available
                    Funds .........................................................     $            -
                                                                                        --------------
                To be deposited to the Residual Account .............................................        $                 -
                                                                                                             --------------------
      (h.)   To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit
             in the Collection Account (the "Issuers' Interest") ....................................        $        106,338.27
                                                                                                             --------------------
IV.   SERVICER ADVANCES

      (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period ........        $       1,266,445.19
                                                                                                             --------------------
      (b.)   Servicer Advances reimbursed during the Collection Period ..............................        $          38,976.93
                                                                                                             --------------------
      (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date .....................................................................        $         121,428.21
                                                                                                             --------------------
      (d.)   Servicer Advances made during the related Collection Period ............................
                                                                                                             --------------------
      (e.)   Aggregate amount of Servicer Advances at the end of the Collection
                Period ..............................................................................        $       1,106,040.05
                                                                                                             --------------------
      (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
                were not made .......................................................................        $                  -
                                                                                                             --------------------


V.    RESERVE ACCOUNT
      (a.)    Amount on deposit at the beginning of the related Collection Period ...................        $       2,730,597.02
                                                                                                             --------------------
      (b.)    Amount of interest earnings reinvested for the related Monthly Period .................        $          13,478.47
                                                                                                             --------------------
      (c.)    Amounts used to cover shortfalls, if any,  for the related Collection Period ..........        $                  -
                                                                                                             --------------------
      (d.)    Amounts transferred from the Collection Account, if applicable ........................        $                  -
                                                                                                             --------------------
      (e.)    Balance remaining before calculating Required Reserve Amount ..........................        $       2,744,075.49
                                                                                                             --------------------

      (f.)    Required Reserve Amount needed as of the related Collection Period ....................        $       2,695,696.88
                                                                                                             --------------------
      (g1.)   If (d) above is greater than (e), then excess amount to be transferred to
               the Series Obligors ..................................................................        $          48,378.61
                                                                                                             --------------------
      (g2.)   If (e) is greater than (d), then amount of shortfall ..................................
                                                                                                             --------------------
      (h.)    Amounts on deposit at the end of the related Collection Period (e minus g1) ...........        $       2,695,696.88
                                                                                                             --------------------
      (i.)    Is the Required Reserve Amount equal to the balance in the Reserve Account
                 as of the related Collection period ? Y or N .......................................                   YES
                                                                                                             --------------------
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
VI.   RESIDUAL ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period .....................         $                -
                                                                                                             --------------------
      (b.)  Amounts transferred from the Collection Account .........................................         $                -
                                                                                                             --------------------
      (c.)  Amounts used to cover shortfalls for the related Collection Period ......................         $                -
                                                                                                             --------------------
      (d.)  Amount on deposit at the end of the related Collection Period ...........................         $                -
                                                                                                             --------------------


VII.  ADVANCE PAYMENTS

      (a.)  Beginning aggregate Advance Payments ....................................................         $        861,260.89
                                                                                                             --------------------
      (b.)  Add:  Amount of Advance Payments collected during the related Collection Period .........         $        580,480.55
                                                                                                             --------------------
      (c.)  Add:  Investment earnings for the related  Collection Period ............................         $                 -
                                                                                                             --------------------
      (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account ............         $        584,268.55
                                                                                                             --------------------
      (e.)  Ending aggregate Advance Payments .......................................................         $        857,472.89
                                                                                                             --------------------






         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:        /s/ John Paris
              -------------------------------
         TITLE:     SR VP
              -------------------------------
         DATE:      07/13/00
              -------------------------------







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